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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                 APRIL 18, 2001


                                TECO ENERGY, INC.
                                -----------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




           FLORIDA                        1-8180                59-2052286
           -------                        ------                ----------
(STATE OR OTHER JURISDICTION         (COMMISSION FILE          (IRS EMPLOYER
       OF INCORPORATION)                  NUMBER)            IDENTIFICATION NO.)


702 NORTH FRANKLIN STREET, TAMPA FLORIDA       33602
-------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (813) 228-4111


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ITEM 5.  OTHER EVENTS

         See the Press Releases dated April 18, 2001, filed as Exhibits 99.1 and 99.2, and incorporated herein by reference, reporting on TECO Energy, Inc.'s financial results for the first quarter of 2001 and announcing a dividend increase.

         References in Exhibit 99.1 below to information available on the registrant's web site are for informational purposes only, and such information is not incorporated herein and not filed as part of this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Press Release dated April 18, 2001 reporting first quarter earnings.

         99.2 Press Release dated April 18, 2001 announcing a dividend increase.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:   April 19, 2001                     TECO Energy, Inc.



                                            By: /s/ G. L. GILLETTE
                                               -------------------------
                                                   G. L. GILLETTE
                                            Senior Vice President-Finance
                                            and Chief Financial Officer
                                            (Principal Financial Officer)


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                                INDEX TO EXHIBITS

EXHIBIT NO.       DESCRIPTION OF EXHIBITS


         99.1 Press Release dated April 18, 2001 reporting first quarter 2001 financial results.

         99.2 Press Release dated April 18, 2001 announcing a dividend increase.


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